LGM RISK MANAGED TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 5.4%
	FIXED INCOME - 5.4%
10,000	Vanguard Total Bond Market ETF	$ 722,400

	TOTAL EXCHANGE-TRADED FUNDS (Cost $722,700)	722,400

	TOTAL INVESTMENTS - 5.4% (Cost $722,700)	$ 722,400
	OTHER ASSETS IN EXCESS OF LIABILITIES - 94.6%	12,663,495
	NET ASSETS - 100.0%	$ 13,385,895

ETF	- Exchange-Traded Fund